CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual report on Form 10-KSB/A of NationsRx, Inc. for the fiscal year ended December 31, 2003, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1)   the Annual Report on Form 10-KSB/A of NationsRx, Inc. for the year ended December 31, 2003 fully complies with the requirements of
                       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)   the information contained in the Annual Report on Form 10-KSB/A for the year ended December 31, 2003, fairly presents in all material respects, the financial condition and results of operations of NationsRx, Inc.

By:                         /s/ Frank Mashburn

Name:                   Frank Mashburn

Title:                      President

Date:                     June 2, 2004

By:                         /s/ Karl Harz

Name:                    Karl Harz

Title:                      Chief Financial Officer

Date:                     June 2, 2004

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